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
                                    PRINCIPAL FINANCIAL GROUP, INC.                                          COMMON STOCK
                                                                                                 -----------------------------------
                INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                                            NUMBER
                This Certificate is Transferable in Ridgefield Park, New Jersey Or New York,        CS
                New York                                                                         -----------------------------------
                                                                                                            PAR VALUE $0.01

                                                                                                 -----------------------------------
                THIS CERTIFIES THAT                                                                            SHARES

                                                                                                 -----------------------------------
[LOGO]                                                                                                     CUSIP 74251V 10 2

                                                  V O I D                                        SEE REVERSE FOR CERTAIN DEFINITIONS




                IS THE OWNER OF

                                                                                                                 [LOGO]
                            FULLY PAID AND NON ASSESSABLE SHARES OF COMMON STOCK OF


                Principal Financial Group, Inc. (Hereinafter Called The "Corporation"),
                Transferable On The Books Of The Corporation By The Registered Holder
                Hereof In Person Or By Duly Authorized Attorney Upon Surrender Of This
[LOGO]          Certificate Properly Endorsed. This Certificate Is Not Valid Until
                Countersigned By The Transfer Agent And Registered By The Registrar Or               COUNTERSIGNED AND REGISTERED:
                Its Designated Agent. In Witness Whereof, The Corporation Has Caused The                   MELLON INVESTOR
                Facsimile Signatures Of Its Duly Authorized Officers And Its Facsimile                       SERVICES LLC
                Seal To Be Affixed Hereto.                                                                TRANSFER AGENT AND
                                                                                                             REGISTRAR BY
                DATED:

                /s/                                            /s/                                        AUTHORIZED SIGNATURE

                PRESIDENT AND CHIEF EXECUTIVE OFFICER         SECRETARY
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
                        PRINCIPAL FINANCIAL GROUP, INC.

     THE CORPORATION SHALL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUESTS SHALL BE MADE TO THE CORPORATION'S SECRETARY AT THE PRINCIPAL OFFICE OF THE CORPORATION OR TO THE TRANSFER AGENT.

     This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between the Corporation and Mellon Investor Services LLC, as it may be amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Corporation will mail to the holder of this certificate a copy of the Rights Agreement (as in effect on the date of mailing) without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights beneficially owned by an Acquiring Person, or any Associate or Affiliate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

     Ownership and transfer of the shares of Common Stock represented by this certificate are subject to certain restrictions. Pursuant to Section 13 of Chapter 508B of Title XIII of the Code of Iowa (2001), these restrictions require that, until the date that is five years following the effective date of the conversion of Principal Mutual Holding Company from a mutual insurance holding company into a stock company pursuant to the Plan of Conversion adopted March 31, 2001, any person directly or indirectly offering to acquire or acquiring beneficial ownership of 5% or more of the Common Stock of the Corporation must obtain the prior approval of the Insurance Commissioner of the State of Iowa and of the Board of Directors of the reorganized company. The exact terms of these restrictions are set forth in Article VIII of the Amended and Restated Certificate of Incorporation of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

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
     TEN COM - as tenants in common              UNIF GIFT MIN ACT-.................Custodian...............
     TEN ENT - as tenants by the entireties                            (Cust)                    (Minor)
     JT TEN  - as joint tenants with right                                 under Uniform Gifts to Minors
               of survivorship and not as                           Act.....................................
               tenants in common                                                    (State)

                                                 UNIF TRAN MIN ACT-.................Custodian (until age....)
                                                                       (Cust)
                                                                   ..................under Uniform Transfers
                                                                        (Minor)
                                                                   to Minors Act............................
                                                                                          (State)
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     Additional abbreviations may also be used though not in the above list

     For Value Received, _____________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

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--------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________

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Attorney to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.
Dated,____________
                       X __________________________________________________

                       X __________________________________________________


               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


SIGNATURE(S) GUARANTEED: ______________________________________________________

                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.